361 MACRO OPPORTUNITY FUND
Investor Class

(Ticker Symbol: AGMQX)

Class I Shares

(Ticker Symbol: AGMZX)

A series of Investment Managers Series Trust

Supplement dated July 31, 2018, to the

Summary Prospectus dated March 5, 2018

Effective August 1, 2018 (the “Effective Date”), Jeremy Frank will no longer serve as a portfolio manager to the 361 Macro Opportunity Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Summary Prospectus to Mr. Frank are hereby deleted in their entirety. Blaine Rollins, Clifford Stanton, Aditya Bhave and Jason Leupold will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.